UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to SS.240.14a-11(c) or SS.240.14a-12

CLEARFIELD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V82466 - P42304 CLEARFIELD, INC. 7050 WINNETKA AVE N. SUITE 100 BROOKLYN PARK, MN 55428 CLEARFIELD, INC. 2026 Annual Meeting Vote by February 25, 2026 11:59 PM ET You invested in CLEARFIELD, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 26, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 12, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* February 26, 2026 2:00 PM CT Virtually at: www.virtualshareholdermeeting.com/CLFD2026

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click

“Delivery Settings”. For 1. Election of Directors. Nominees: 1a. Cheryl Beranek For Walter L. Jones, Jr. 1b. For Catherine T. Kelly 1c. For Ronald G. Roth 1d. For Ademir Sarcevic 1e. For Rebecca B. Seidel 1f. For Kathleen S. Skarvan 1g. For Carol A. Wirsbinski 1h. For 2. Approve, on a non - binding advisory basis, the compensation paid to named executive officers. For 3. Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Clearfield, Inc. for the fiscal year ending September 30, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends V82467 - P42304